UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_______________________________________________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2013
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Guidewire Software, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-35394	36-4468504
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 East Hillsdale Blvd., Suite 800
Foster City, CA 94404
(Address of principal executive offices, including zip code)

(650) 357-9100
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d)    Election of Andrew Brown to the Board of Directors.

On December 5, 2013, Guidewire Software, Inc. (the “Company”) appointed Andrew Brown as a Class III director of the Board of Directors of the Company (the “Board”).  For his services as a director of the Company, Mr. Brown will be compensated consistent with the Company’s current non-employee director compensation policy. While Mr. Brown has not yet joined any committees of the Board, the Board is assessing the appointment of Mr. Brown to the same.

The Company also entered into a standard form of indemnification agreement with Mr. Brown (the “Indemnification Agreement”).  The Indemnification Agreement provides, among other things, that the Company will indemnify Mr. Brown, under the circumstances and to the extent provided therein, for certain expenses which he may be required to pay in connection with certain claims to which he may be made a party by reason of his position as a director of the Company, and otherwise to the fullest extent permitted under Delaware law, the Company’s certificate of incorporation and the Company’s bylaws.

The Company’s standard form of indemnification agreement was previously filed as Exhibit 10.1 to the Company’s Registration Statement on Form S-1/A (No. 333-176667), as filed on October 28, 2011, and is incorporated herein by reference.

There are no arrangements or understandings between Mr. Brown and any other persons pursuant to which he was elected as a director of the Company.  There are no family relationships between Mr. Brown and any director, executive officer, or any person nominated or chosen by the Company to become a director or executive officer.  There are no related person transactions (within the meaning of Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission) between Mr. Brown and the Company.

On December 9, 2013, the Company issued a press release regarding the appointment of Mr. Brown. A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibits
10.1
Form of Indemnification Agreement, previously filed as Exhibit 10.1 to the Company's Registration Statement on Form S-1/A (No. 333-176667), as filed on October 28, 2011, and incorporated herein by reference

99.1	Press release dated December 9, 2013, titled “Andy Brown Named to Guidewire Software Board of Directors”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 9, 2013

GUIDEWIRE SOFTWARE, INC.

By:	/s/ Marcus S. Ryu
Marcus S. Ryu
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibits
10.1
Form of Indemnification Agreement, previously filed as Exhibit 10.1 to the Company's Registration Statement on Form S-1/A (No. 333-176667), as filed on October 28, 2011, and incorporated herein by reference

99.1	Press release dated December 9, 2013, titled “Andy Brown Named to Guidewire Software Board of Directors”